UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2012

Megas, Inc.

 (Exact name of registrant as specified in its charter)

Mirador, Inc.

(Former Name as specified in its charter)

Nevada	333-164392	27-10000407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

101 Convention Center Drive, 7th Floor, Las Vegas, NV	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (775) 781-4143

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .     Written communications pursuant to Rule 425 under the Securities Act

      .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.01 Changes in Control of Registrant.

On November 3, 2012, Excelsior Management, LLC sold its 10,000,000 shares to Sunset Perspective, Inc. for the amount of $50,000.00 US.   This represents 100.00 percent of the outstanding shares of the Company.   The agreement contains the customary warranties and representations.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On January 17, 2013 the sole shareholder of the Company elected Adam Businger, Heriberto Paredes, Charles Mui, Debbie SaBell and Jared Brague as the directors of the Company.  On January 17, 2013, the directors, Adam Businger, Heriberto Paredes, Charles Mui, Debbie SaBell and Jared Brague appointed Adam Businger as President, Heriberto Paredes as Secretary,  Debbie SaBell as Treasurer, Beto Paredes as CEO, Jared Brague as COO and Charles Mui as Chief Communications Officer of the Company.

Beto Paredes - Chief Executive Officer - BIO

Introduction

In previous roles Mr. Paredes has worked as an entrepreneur. He currently works closely with several partners, investors, client companies and the trusted staff of his own businesses. With seasoned experience as an executive working in the online industry, he has developed several successful entities as well as highly effective executive teams. Helping determined entrepreneurs and executives grow is his absolute passion. There is nothing he loves more than watching others succeed and grow.

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As a founding partner and joint venture contributor, he has held titles ranging from Chief Technical Officer to Chief Executive Officer in several companies. When with ApogeeInvent, He assisted 6 of the INC. 500 build up their companies including Media Trust which was the fastest growing company in New York City in 2009. Many of the projects that he has worked with have developed into very equitable profit centers and he looks forward to new ventures and possibilities.  He personally thrives in the most challenging places as a team builder and business developer.

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Mr. Paredes comes from a very hardworking entrepreneurial background. When his father was in his late twenties, he decided to move from his home in Chile to the United States. Every day spent here from that point on was a learning experience and opportunity to progress and succeed. Through dedication and hard work he learned English and opened up an electronic technician service. His business flourished as did his career and eventually he was able to open up multiple locations as well as his own school for electronics. Very early on his brothers and Mr. Paredes incorporated the tech industry into their lives as well which was really a natural evolution from their father’s direction. His brothers are now working for ApogeeInvent.

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Mr. Paredes is also a father and has an amazing son and three lovely daughters. Respectively they are Gabriel, Scarlet, Marisol and Amelia. He loves them all dearly and they are a daily inspiration for everything he does.

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Accomplishments Include:

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Developing several business models as a founding partner and idea originator for 9 companies that are still alive and thriving.

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Contributions to over 200 companies’ business models and plans during the various client projects he has been involved in.

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Holding and maintaining corporate responsibly in the offices of CEO, COO and President for several companies and corporations.

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Handling multiple project management responsibilities in sales, marketing and software development.

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Contracting for complex technology architecture with a variety of clientele and industries including affiliate and multi-level marketing compensation plans.

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Writing extensive software models for diverse application builds and creating deployment schedules and timelines over large periods of time.

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Was the CEO of ApogeeInvent for 7 years.

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Was the general manager or top officer of Big Tree Northwest for 2 ½ years. At the time he had 11 locations and information distribution. While managing all 150 employees he was also responsible for all the hiring and firing.

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Skills Include:

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Mr. Paredes has skills in Human resources management, payroll, and corporate policy.

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He was traditionally trained by the state of Oregon in all the offered Human Resources continuing edition.

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New business development creating all business media required for breaking into new industries.

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High level HTML web scripting and graphic design skills. Personally attending to over 200 websites from design to launch. There after managing several designers over the course of time being involved in over 1,200 projects.

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Experience with all Microsoft products. Including extensive experience with Excel calculations and implementation or Exchange server on large in-house networks.

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Experience with all Macromedia and Adobe products. Including extensive knowledge of Photoshop and Dreamweaver.

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Extensive knowledge of the internet, who are the players in that field and the entire history.

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A great understanding of social media trends, where it is going and how to make use of it for profit. A large number of the project undertakings I have been involved in were social network based.

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The ability to hire, train and implement large teams of organized professionals and executives in every department of a corporate entity.

Mr. Paredes spearheaded the development of technology for major companies in the following industries:

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Online direct marketing and publishing

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Network marketing in several commission structures

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Real estate and property management

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Automotive both major brand and small business

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IP transit and telecommunications

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Human resource management and payroll

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Point of sale and inventory for large industry

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eCommerce and merchant api scripting

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Accounting modules including complex models for CPA firms

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Social networking and online communities

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Entertainment technologies and artist brand development\

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Video streaming and content management

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Sales and marketing contact management platforms for larger corporations

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Model promotions, branding and industry technologies

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Companies Mr. Paredes has worked with and created major solutions for include:

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MediaTrust - INC.500

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Affilliate.com - INC.500

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WBS connect - INC.500

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5 Linx - Inc. 500

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IT Authorities - Inc 500

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RipoffReport.com

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LinkTrust - Inc 5000

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Evolv Health

Speaking career:

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Mr. Paredes has spent a large amount of his professional career traveling as a speaker in many industry related conventions and forums. He enjoys getting the opportunity to talk with business professionals and those interested in entertainment, social media and technology. He has appeared on several convention panels in the IT, affiliate marketing and software development industries. Included in this list are 2 panels for Aff Con Denver, 2009 and Offer Vault's leadership summit at Ad-Tech, 2011.

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Subjects Mr. Paredes has covered:

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RSS Syndication and multivariate posting

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2nd Layer ad serving

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Artificial intelligence for the web

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Website development and design

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Search engine optimization and social media

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CPA advertising and the direct online marketing industry

Mr. Paredes has spoken at major it summits and direct marketing conventions involving government, affiliates and C level audiences in:

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Phoenix, AZ | Little Rock, AK | Denver, CO | Los Angeles, CA | San Francisco, CA | Salt Lake City, UT | Idaho Falls, ID

Mr. Paredes originated the concepts, business structure and held C level positions in all of the following companies:

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InfluxIQ Development Group- Founder / Chief Executive Officer

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(June 2011 to Present) www.influxiq.com

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Involution Tech, PVT – Founding Partner / Majority Owner

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(January 2012 to Present) www.involutiontechpvt.com

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TrailBlazer-Founding partner/majority owner

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(June 11, 2012 to present) www.trailblazer.com

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SexyPopulation.com – Founder / Webmaster

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(December 2011 to Present) www.sexypopulation.com

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HolisticSeek.com – Founding Partner / Webmaster

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(January 2008 to Present) www.holisticseek.com

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Artist Crush, LLC - Founding Partner / Chief Operations Officer

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(February 2012 - Present) www.artistcrush.com

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ApogeeINVENT - Founder / Past Chief Executive Officer

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(June 2004 - August 2010) www.apogeeinvent.com

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Product2Web, Inc - Founding Partner / Former Majority Owner (Sold this company in 2011)

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(April 2009 - November 2011) www.product2web.com

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Auto Search Technologies, Inc – Founding Partner / Past President

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(October 2006 – December 2009) www.autosearchtech.com

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Previous industry based work history:

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PC Central Computers (2003 - 2004) / Position: CTO / Marketing Manager

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Business Management Technologies (2001 - 2003) / Position: CEO / VP of Sales

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Big Tree North West (1999 – 2001) / Position: General Manager – Human Resources Manager

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Other positions held from 1993-1999

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Store Manager – Tito’s TV, St. Anthony, ID

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Kitchen Manager – Lamplighter Restraint, St. Anthony, ID

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Cold caller and lead sales manager – Securetronics, Keizer OR

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Store Manager – The Bagelry, Salt Lake City, UT

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Foreman / GM – Microtech (shiitake, oyster mushroom farm) Salem, OR

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Massage Therapist – Absaroka Chiropractic – Bozeman, MT

Recommendations:

Bret Grow | President/CEO LinkTrust.com - Seldom do you meet people in business who love what they do, are fair in their agreements and eager to please their clients with personal service. These are the characteristics we have seen in working with Beto and his company over the years. You can't go wrong with teaming up with Beto. I recommend him and his services highly!

RJ Garbowicz | Founder / Chief Talker @ Webtalk - Beto is the definition of entrepreneur. A true visionary with a strong sales ability and an even stronger ability to execute. Beto and Apogee delivered when no one else could. No matter what direction Beto chooses, it’s bound to be a success. Thanks a million Beto and the Apogee Team!

Chris Stroud, CEO I Wing Media, LLC - Online Advertising, Affiliate Marketing, Social Media, Market Positioning and Business Reformation Expert Working with Beto is alway fun, fluid and a great experience. An entrepreneur in its truest sense, Beto is constantly inventing and re-inventing in order to pursue perfection. I recommend him to all those on the edge of technology and development and are in need of someone who is comfortable in that space.

Joseph Frazier, CEO of ApogeeINVENT - Beto Paredes is the driving force of our company. He is an admirable leader and a visionary. People he meets are often changed forever. He has relentless energy to make things happen and has the most ingenious creative intelligence of any person I know. He is truly one of the most amazing people I have ever met.

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Adam Businger - President - BIO

Introduction:

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Adam Businger has been working in corporate management, estate management. He has years of experience in the health and nutrition industry. Developing teams and creating income has been one of the key focuses of Adam’s career up to date.  He has built organizations in Evolv Health, Mannatech and several others in the course of the last 13 years. His first enrollment was in the organization Mannatech in 2001.  Organization development and team building has been central to the success of Adams career and he brings these skills to the table for Megas.

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Drawing from his extensive experience as the General Manager of Kling Construction Mr. Businger has managed people, resources and was in charge of the overall success of his department. This included employee evaluations, scheduling, standard operating procedures and monetization of the company overall.

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Skills and Specialties Include:

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A strong sense of drive and loyalty for his team members

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Proven team building strategies and organization development

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Experience with finance and accounting strategies

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Leadership skills in several upper management positions

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A clear understanding of public company policies and strategy

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Creative branding and product development experience

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Ample understanding of several software platforms in MLM and general administration

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Networking with an extensive list of high level contacts

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Positions and Work Experience:

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Project Manager - Deville Development

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Sub-contractor operations manager for a building company with an average of 8 homes being constructed.

Responsibilities:

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Maintained a production schedule to meet deadlines for inspectors and completion for occupancy.

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Documented every phase for completion.

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Oversaw all aspects of construction, ensuring accuracy of initial blueprints to project completion.

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Lifestyle Enhancement & Estate Manager: Evergreen/Vail CO

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Focused on daily intent to create smiles and silently impress. Utilized as liaison for business executives and family contacts due to people skills. Rapport being major factor when negativity genuinely does not occur.

Responsibilities Include:

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Managed multiple estates in executive style living.

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Managed daily operations for in-house employees and contractor operations for multiple estates.

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Insured completion and quality control of family/business matters. Headed total projects including an antique estate restoration, from the ground up construction of a professional covered ice hockey rink, maintenance for a fleet of vehicles, and performed support as the primary technician for hands-on problem solving with regard to auto, household and industrial maintenance in conjunction with construction operations.

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Kling Construction - General Manager

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Kling Construction is a major infrastructure for neighborhood development.  This is a heavy project oriented company with million dollars in assets. Including the development of exotic mountain homes.

Responsibilities:

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Managed the employees setting schedules, writing SOPs and maintaining optimal performance for the overall company.

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Managed on-site delivery schedule

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Initiated daily prevention checklist for optimum machine and operator efficiency.

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Responsible for mechanical troubleshooting, adjustment and repair utilizing micrometers, gauges, welders and hand tools.

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Operated power driven machines to blueprint and grade stake specifications coupled with safety standards, quality control, and following time constraints.

Recommendation:

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Dave Kling, Kling Construction - Adam is simply an amazing individual.  The entire company was affected by his work ethics and attention to detail.  His administrative savvy and ability to organize complicated tasks was a saving grace at our company.  His ability to manage people and rally speak at their level is top of the line.  I would recommend his management experience in a heartbeat.

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Mike King CEO - KRG Capital (Billion Dollar Investment Firm) - Adam Businger is someone that I can trust. In my business that is everything.  When my high stake investors would fly into town it was Adam I put in charge of their care. There are only a few people that can really come through with what they say and on deadline.  Adam is certainly one of them.

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Charles Mui - VP of Business Development - BIO

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As one of the leaders in the MLM and Affiliate marketing industries Charles Mui has done a tremendous number of things as a consultant and architect. The ability to bridge the gap of communication between leadership and performance has been unprecedented in his working relationships.  As a master communicator his involvement in Megas VIP is a welcome placement of authority and skill that is vital to the success of the model.

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Some Vital Points about Charles Mui:

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Successful Business Professional in Network Marketing and Internet Marketing. Full time in the MLM and direct sales industry since 2002. Charles is one of the most sought after marketing system architects for both the affiliate marketing and network marketing industries.

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Served as master distributor of international MLM organizations that have done multi millions in sales revenue in over 60 countries with over 35,000 marketing agents. 2008-2010

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Compensation plan consultant and author for both MLM and affiliate industry. Direct experience in working with programing teams to design compensation system and genealogy technology.

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Successfully ran customer acquisition campaign of over 45,000 customers on monthly auto-ship. Over 200,000 orders were generated from that campaign.

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Strong understanding and over 7 years of direct experience in programming and designing Internet based marketing systems. Powerline systems, CRM, Landing pages, etc.

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Merchant processing strategy consultant. Many direct banking and processing relationships.

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Experienced in call center operations for international and domestic. Managed teams for inbound and outbound sales and customer service.

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Professional speaker and trainer for the direct sales and MLM industry.

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Over 6 years of experience in Internet based lead generation. Specializing in home based business leads, weight loss leads, nutritional customer acquisition, and continuity rebilling.

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Sales and marketing copy specialist with an emphasis on legal compliance for both wellness and home business wording.

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Nutritional products review specialist, product tester, and consultant. 8 years of experience working with product formulators, manufactures, wholesalers, and distributors.

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Highly respected Affiliate Marketing and MLM consultant specializing in how to Build, Grow, and Stabilize a successful "Start-Up MLM Company" / Domestic and International Expansion / Compensation Plan Development / Recruiting and Retention Systems/ Field-Development, Teamwork, and Leadership Trainings.

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Charles Mui’s body of work- The below examples represent a portion of what I have done the last 10 years.  Many of the sites are no longer being hosted.

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Introduction- Over the last 10 years I have been a full time marketer.

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2002- Mannatech Independent Distributor:

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Worked with the corporate team on compliance issues.

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Produced 3rd party DVD’s and printed marketing materials

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Created a 3rd party marketing system. “powerline”

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2004- 2005 - Toured the country with sales trainers and leaders. Visited many corporate teams and met with hundreds of top leaders.

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2005 – Founded FundingSuccess.org an organization that creates residual income for non-profit organizations through network marketing. I worked with corporate MLM management to create non-profit programs.  The largest success for FundingSuccess was to work with the http://thepottershouse.org/ a very large non-profit church where we did a TV show with Bishop TD Jakes and worked their flagship event MegaFest. The Potters House, for which he still receives residual checks for the promotions in 2005.

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2006- New Vision Independent Distributor:

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Top Earner of a companywide bonus offer by the owner.

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Managed a lead co-op for ForteBuilder a 3rd party powerline system

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2006 – Worked with 5Linx corporate team to create their nonprofit program.

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2006- DrinkACT

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Helped the rebranding of the company from M2Cglobal to DrinkACT

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Set up retail distribution program for the Dallas metro area

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Built a 3rd party powerline system for master distributors

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2005 - 2006- Started producing marketing systems for the MLM industry.

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Worked for Ben Glinsky founder of the below companies.

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http://prowealthsolutions.com/  landing page http://founder.pwsjoin.com/

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http://www.pro-builder-plus.com/  landing page http://www.mybigsuccess.com/

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http://myworldplus.com/ website http://founder.myworlddiscounts.com/

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2006- Started working with Software Engineering and Development company www.ApogeeInvent.com

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Building internet marketing technology

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Consulting on the MLM software

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Started a JV with ApogeeInvent CEO Beto Parades. Avalanche Media Inc., an Affiliate Network.

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2007- Built a direct sales organization with founder of www.BreezeWorld.com  Andrew Faridani.

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Started to bring the company to the USA.

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2007 - Started the build of Affiliate Marketing technology with ApogeeInvent.com

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2008 – Master Distributor of http://www.rejuvenateworldwide.com/

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Created an international team of over 35,000 reps in 9 months

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Set and executed a customer acquisition program for weight loss and skin care. Over 45,000 customers on auto-ship acquired in 5 months.

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Developed the products, website, landing pages, and other aspects of the start MLM.

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http://www.apogeegate.com/samples/renew/

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http://www.apogeegate.com/samples/renew2/

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2008 – Founded Magnet Marketing Firm – www.magnetmarketingfirm.com Review the portfolio for examples of work http://www.magnetmarketingfirm.com/portfolio/

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2008 – Visalus - Created direct sales materials with Blake Mallen for the online customer acquisition campaign.  Worked with the Visalus programming team to add in the tracking tools for the CPA campaign.  http://www.charles.incomebyvi.com/  http://www.charles.incomebyvi.net/

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2008 – Built 3rd party powerline for Body Alive called SuccessAlive

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2009 – Master Distributor of http://alivemax.com/ - Built a team of over 18,000 distributors

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www.magnet.alivebuilder.com

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Created a direct response customer acquisition program for AliveMax.

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English - http://cpa.alivemaxspecial.com/?sid=32-

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French - https://www.cpapark.com/affiliate/offerViewLandingPage?AID=375&OID=2

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German - https://www.cpapark.com/affiliate/offerViewLandingPage?AID=375&OID=3

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2009 – MLM Affiliate marketing consulting

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Built marketing systems for many companies

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http://www.apogeeinvent.com/landing-page-design/

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2009 – Started http://product2web.com/ with ApogeeInvent.com

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2009 – Built the first MLM, CPA, Marketing system

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http://www.mygenasante.com/corporate.php?p=home

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Genasante was run by John Souza and Monty Taylor former CEO and CMO of GeneWize.

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Continued development of MLM software and affiliate technology

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2010 – Continued Development of the MLM Software.

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Built “The Hemp Network” MLM and provided the software

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Built Xenerchi an MLM; wrote the comp plan and did the branding. http://xenerchi.com

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Partnered with www.NaturesUphoria.com  built their affiliate program and retail distribution

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Built several marketing systems with www.Naxum.com

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www.ganobuilder.com

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www.incomebyvi.com

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www.vipworldwidepartners.com

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http://evolvbuilder.com/

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Art Fest International – examples available upon request

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http://mynaturesystem.com/

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Set Up API and leads stores with www.hbbleads.com and Peak USA

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2011 – Built the affiliate network www.Alignnet.com and Social Media Marketing company www.Feshtwistmedia.com

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2011 - 2012 – System Development, MLM consulting, and affiliate offer creation

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www.wealthsupersystem.com  and http://www.wealthsupersystem.net/

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www.mywealthfusion.com login available upon request

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www.asuccessline.com login available upon request

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http://xperienceteam.com/pi.php?pi=999  and http://www.xperiencetix.com/pi.php?pi=999

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http://homebizmatch.mycoffeebiz.com/

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http://www.xtremeshock.com/

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http://www.postalparrot.com/

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http://solarsavingsamerica.com/ landing page http://www.solarsavingsamerica.com/go-solar/

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http://www.designjewelry.com/

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http://homebizmatch.likemanna360.com and http://homebizmatch.mymanna360.com

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2012 – MLM corporate executive, sales team builder, office set up

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Set up direct sales team and office in Huntington Beach, CA

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Set up 2 offices for Genewize Life Sciences a public MLM company

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Turnaround of Genewize into foru international.

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Direct response lead generation campaigns for MLM increased sales over 30%

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Jared Brague – Chief Operations Officer

BIO:

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For the last 5 years Jared has held executive management positions with technology and direct response marketing companies. This has allowed me the opportunity to really understand what my goals are.

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Some Axiom’s Jared Lives by:

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provide a good life for my family

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help others

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establish meaningful relationships

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motivate by example

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contribute to the success of things I am involved in

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manage effectively and respectfully

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adhere to my four agreements

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Keep my word impeccable

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Always do my best

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Don't assume anything

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Don't take anything personal

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Specialties: Operations, Motivation, Delegation, Communications, Public Relations, Developing Client & Partner Relationships, Sales, Online Marketing strategies, Managing technology builds

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Work Experience:

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True Vertical Marketing, LLC

CEO - March 2012 – Present (11 months) Roswell, GA

True Vertical is a phone center marketing company that incorporates traditional methods of marketing along with specializing in online marketing. Our services include:

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Dedicated Agents

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Website Development

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Website Design

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SEO

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Social Media Marketing

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Digital Property Networks

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Affiliate Traffic

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TV & Radio Marketing

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MPulse International, INC

COO & VP of Sales - March 2012 – November 2012 (9 months) Roswell, GA

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I managed the technology build of the Mpulse MLM platform. I was also involved in dealing with the affiliates, sourcing products and the creation of marketing materials and distribution.

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Natures Uphoria

COO - March 2012 – November 2012 (9 months) Roswell, Georgia

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We are a supplement company that focuses on enhancement supplements. Currently my responsibilities include:

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Website management

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Stock tracking and updates

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Create package and pricing

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Content creation

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Conversion monitoring and optimization

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Affiliate program setup and management

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Manage client relations

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Manage Marketing programs

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Wholesale and distribution

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Setup, update and distribute pricing materials

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Support Sales manager with negotiations

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Oversee fulfillment of orders

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Voice Call Services, LLC

CEO - August 2011 – February 2012 (7 months) Alpharetta GA

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VCS was a phone center dedicated to catering advertisers in the direct response marketing sector. My responsibilities include:

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Overseeing all aspects of operations

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Client acquisition & relations

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Financial review & management

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Assisting with collections

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Informing board of progress and budget requests

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Program development and integration.

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ApogeeINVENT

President of Business Development - October 2008 – August 2011 (2 years 11 months) St. Anthony, Idaho

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ApogeeINVENT is a website design and development company. I was head of business development and Account Management. My responsibilities include:

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Business Development

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Prospecting

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Sales

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Partnership and client relations

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Package and Pricing creation

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Account Manager

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Account Manager Program set up

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Training of new account managers

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Client Meeting Coordination

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Client task creation and management

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Project testing on deliverable's

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Quality control

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Reporting

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Granite Roofing

Foreman - October 2006 – October 2008 (2 years 1 month) Coeur D' Alene, Idaho

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I was the yard foreman assistant, and also the tear off foreman on job sites. My responsibilities included:

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Organization and placement of materials for jobs in the stock yard

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Backhoe operator, forklift operator

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Tracking of sign out and sign in of tools

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Delivery of materials to jobs

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Driving company rigs carrying materials and crews to job sites -Ensuring that safety protocol was followed by the crew on site -Help assign tasks to employees working on the project job site

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Dealing with labor and construction challenges in an efficient manner

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Assessing quality control of work being done for the company

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Lead laborer on tear offs and loading of roofs with materials to be put on

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Sun Valley Tree Service

Lead Crew Boss - July 2002 – September 2006 (4 years 3 months) Coeur D' Alene, Idaho

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This was a tree trimming, removal and landscaping company.

Responsibilities Included:

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Crew Boss

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Estimate Job

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Assign and Direct crew on site

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Quality check work of crew

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Maintain equipment

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Take home owner through walk through at end of job

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Lead Climber

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Select cut limbs to lighten crown of tree

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Take down trees in pieces

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Removal of hazardous trees in safe manner next to homes

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Assist Crew with clean-up of trees that were removed

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Operation of Bobcat to move logs

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Chain saw operation and maintenance

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Response Analysis

Day Floor Manager - January 1996 – June 1997 (1 year 6 months) Rexburg, Idaho

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I started out as an agent during the day shift calling CEO's of corporations and companies to do surveys with them over the phone. I was the top producer of completed surveys and was given the job and title of day shift floor manager. My responsibilities include:

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Assist agents with getting through gatekeepers

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Answer questions from agents

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Open center every morning and prep facility for day shift

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Prepare shift batch reports and send to clients & corporate

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Education:

North Idaho College

AA, Psychology

2001 – 2003

Activities and Societies: Psi-Beta Psychology Honor Society

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Recommendations:

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David Anderson, Business Pro and Mentor - Jared ran, organized, developed and advised a complicated membership site project for us for several years. He was always concerned with keeping the costs as reasonable as possible without sacrificing quality. As an individual he is highly client oriented and helps beyond the expected.  Jared is a highly motivated senior manager who puts his clients first. Innovative, honest and a pleasure to work with, I would not hesitate to recommend him!

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Marcello Berta, Co-founder/ VP, Curb Appeal (UX) - Jared is a hard worker and has been steadily climbing up the ranks to the well-earned title of CEO. He has the patience, listening skills, and collaborative drive that make him a well-rounded asset to any company.  Aside from his professional abilities Jared is an easy going and down-to-earth person, he's great to work with and easy to get along with. A real team player!

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Chris Stroud, DEO I Wing Media, LLC - Working with Jared has always been a pleasure. I find him fun to speak with, and always excited about helping me with the projects I deem important. Talented contacts are valuable and I judge my relationship with Jared to be just that...valuable.

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Tony DeLisio, Owner / Design for Advertising- I have been working with Jared over the last few years. I have always found him to be innovative, reliable and a pleasure to work with. His understanding of the online marketplace is astounding and I consider him to be one of the best in the business. I have no doubt that if you work with Jared you will feel the same way!

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Joseph Frazier, CEO of ApogeeINVENT- Jared is a rare breed; he truly cares about our clients and makes sure we provide them with the products and services that will best benefit their business. His work ethic, energy, and persistence are an inspiration to me. He excels at everything he does and has adapted to our industry phenomenally well and has always exceeded my expectations and we expect a lot from our people.

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Dwight Calwhite, President at ApogeeINVENT - Jared is one sharp cookie. He picks up new technologies and techniques with impressive speed. But perhaps more importantly, Jared is a people person. Everyone enjoys speaking with him, and he is adept at tackling tough situations while keeping everyone smiling. He is both motivational and motivated!

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Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2013, the Articles of Incorporation of the Company were amended to change the name of the Company to Megas, Inc., pursuant to the approval by the shareholders at their meeting held on January 11, 2013.

Item 9.01 Exhibits

No.

Exhibits

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3.

Amended Articles

99.

Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated

MEGAS, INC.

By: /s/ Adam R. Busigner

       Adam R. Busigner, President

EXHIBIT INDEX

No.

Exhibits

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3.

Amended Articles

99.

Stock Purchase Agreement